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                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material under Rule 14a-12.

                               PRIZE ENERGY CORP.
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                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
                               ------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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     The merger agreement and the first amendment thereto relating to Magnum
Hunter Resources' acquisition of Prize Energy Corp. and the related voting agreement of a stockholder of Prize were filed by Prize under cover of Form 8-K today and are incorporated by reference into this filing.

                   Additional Information and Where to Find it

In connection with the proposed merger, Magnum Hunter and Prize will file a joint proxy statement/prospectus with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Magnum Hunter and Prize with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the joint proxy statement/prospectus, once available, and each company's other filings with the Commission may also be obtained from the respective companies. Free copies of Magnum Hunter's filings may be obtained by directing a request to Magnum Hunter Resources, Inc., 600 East Las Colinas Blvd., Suite 1100, Irving, Texas 75039, Attn: Michael P. McInerney, telephone: (972) 401-0752. Free copies of Prize's filings may be obtained by directing a request to Prize Energy Corp., 3500 William D. Tate, Suite 200, Grapevine, Texas 76051, Attn: Lon C. Kile, telephone: (817) 424-0406.

                        PARTICIPANTS IN THE SOLICITATION

Magnum Hunter, Prize and their respective directors, executive officers and other members of their management and employees may be soliciting proxies from their respective stockholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Magnum Hunter's stockholders and Prize's stockholders, respectively, under the rules of the Commission, including their interests in the merger, will be set forth in the joint proxy statement/prospectus to be filed by Magnum Hunter and Prize with the Commission.